UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549


                          FORM 8-K


                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of report (Date of earliest event reported):
                     June 26, 2006

                      JOHNSON & JOHNSON
   (Exact name of registrant as specified in its charter)

     New Jersey             1-3215          22-1024240
(State or Other Juris-    (Commission      IRS Employer
diction of Incorporation) File Number) Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933
     (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
                    732-524-0400

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [   ]  Pre-commencement communications pursuant to Rule
     14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [   ]  Pre-commencement communications pursuant to Rule
     13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 8.01.  Other Items.

     On June 26, the Company announced that it has entered into a definitive agreement to acquire the Consumer Healthcare business of Pfizer Inc. for a purchase price of $16.6 billion. The Company issued a related press release on June 26, 2006, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JOHNSON & JOHNSON
                              (Registrant)

Date:  June 27, 2006          By: /s/ Michael H. Ullmann
                                    Michael H. Ullmann
                                    Secretary



EXHIBIT INDEX

Exhibit No.    Description

99.1           Press release dated June 26, 2006.